                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                            Atlantic Realty Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (4)  Date Filed:

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
                              ATLANTIC REALTY TRUST
                          747 Third Avenue, 10th Floor
                               New York, NY 10017


                                                                  April 12, 2001

Dear Shareholders:

     You are cordially invited to attend the 2001 Annual Meeting of Shareholders of Atlantic Realty Trust, to be held at 10:00 a.m., local time, on Thursday, May 17, 2001, at the offices of Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281 in the MultiMedia Room. The attached Notice of Annual Meeting and Proxy Statement describe the matters to be acted upon at the meeting. I urge you to review them carefully.

     It is important that your shares be represented and voted at the meeting. Whether or not you personally plan to attend the meeting, please take a few moments to sign, date and return the proxy in the enclosed postage-paid envelope. This will not limit your right to vote in person should you wish to attend the meeting. Regardless of the number of shares you own, your presence by proxy is important to establish a quorum, and your vote is important for proper corporate governance.

     Thank you for your interest in Atlantic Realty Trust.

                                        Sincerely,




                                        Joel M. Pashcow
                                        Chairman of the Board and President

                              ATLANTIC REALTY TRUST
                          747 Third Avenue, 10th Floor
                               New York, NY 10017
                             -----------------------

                  NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 17, 2001
                             -----------------------


To the Shareholders of Atlantic Realty Trust:

     Notice is hereby given that the 2001 Annual Meeting of Shareholders of Atlantic Realty Trust (the "Trust") will be held at 10:00 a.m. on Thursday, May 17, 2001, at the office of Deloitte & Touche LLP, Two World Financial Center, New York, New York, 10281 in the MultiMedia Room, to consider and act upon the following matters:

          (1) To elect six trustees to serve on the Board of Trustees of the Trust until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

          (2) To ratify the selection by the Board of Trustees of the Trust of Deloitte & Touche LLP as the independent auditors of the Trust for the fiscal year ending December 31, 2001; and

          (3) The transaction of such other business as may properly come before the meeting or any adjournment thereof.

     Your Board of Trustees recommends a vote "FOR" each of the listed nominees. The accompanying Proxy Statement contains additional information and should be carefully reviewed by shareholders.

     The Board of Trustees has fixed the close of business on April 5, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof. A list of shareholders entitled to vote at the meeting will be available for examination by any shareholder, for any purpose germane to such meeting, during ordinary business hours during the ten days prior to the meeting date, at the offices of the Trust, 747 Third Avenue, New York, New York, 10017.

                                   By Order of the Board of Trustees




                                   Joel M. Pashcow
                                   Chairman of the Board and President

New York, New York
April 12, 2001

     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU INTEND TO BE PRESENT, PLEASE COMPLETE, DATE, SIGN AND RETURN THE
ENCLOSED PROXY CARD IN THE STAMPED AND ADDRESSED ENVELOPE ENCLOSED FOR YOUR CONVENIENCE. SHAREHOLDERS CAN HELP THE TRUST AVOID UNNECESSARY EXPENSE AND DELAY BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD. THE BUSINESS OF THE MEETING TO BE ACTED UPON BY THE SHAREHOLDERS CANNOT BE TRANSACTED UNLESS AT LEAST A MAJORITY OF THE OUTSTANDING SHARES OF BENEFICIAL INTEREST IS REPRESENTED AT THE MEETING.

                              ATLANTIC REALTY TRUST
                          747 Third Avenue, 10th Floor
                               New York, NY 10017
                             -----------------------

                                 PROXY STATEMENT
                             -----------------------

                       2001 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 17, 2001
                             -----------------------

                                  INTRODUCTION

                                                                  April 12, 2001

General

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Atlantic Realty Trust (the "Trust") for use at the 2001 Annual Meeting of Shareholders of the Trust and at any adjournment or adjournments of that meeting (the "Meeting") to be held at the offices of Deloitte & Touche LLP, Two World Financial Center, New York, New York, 10281, in the MultiMedia Room, on Thursday, May 17, 2001 at 10:00 a.m. At the Meeting, shareholders will be asked to consider and vote upon a proposal (1) to elect all six trustees to the Board of Trustees of the Trust, (2) to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Trust for the fiscal year ending December 31, 2001, and (3) to act upon any other matters properly brought before them.

     This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to shareholders on or about April 12, 2001. The Board of Trustees has fixed the close of business on April 5, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting (the "Record Date"). Only shareholders of record of the Trust's shares of beneficial interest, $0.01 par value per share (the "Shares"), at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. As of the Record Date, there were 3,561,553 Shares outstanding and entitled to vote at the Meeting. Holders of Shares outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them.

     The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding Shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Meeting. The affirmative vote of a plurality of all of the votes cast at the Meeting (provided that a quorum is present) is required for the election of trustees. For purposes of the election of trustees, abstentions will not be counted as votes cast and will have no effect on the result of the vote. The affirmative vote of a majority of all the votes cast at the Meeting (provided that a quorum is present) is necessary to approve the proposal to ratify the selection of the Trust's auditors and to approve any other matters properly presented at the Meeting. For purposes of the vote on the ratification of the selection of the Trust's auditors, abstentions will not be counted as votes cast and will have no effect on the result of the vote. Under Maryland law, abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum at the Meeting.

     Shareholders of the Trust are requested to complete, sign, date and promptly return the accompanying Proxy Card in the enclosed postage-prepaid envelope. Shares represented by a properly executed proxy received prior to the vote at the Meeting and not revoked will be voted at the Meeting as directed on the proxy. If a properly executed proxy is submitted and no instructions are given, the proxy will be voted FOR the election of the nominees for the Board of Trustees named in this Proxy Statement, and FOR ratification of the Board of Trustees' selection of Deloitte & Touche LLP as the Trust's independent auditors for the fiscal year ending December 31, 2001. It is not anticipated that any matters other than those set forth in the Proxy Statement will be presented at the Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

     A shareholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Trust at the address of the Trust set forth above, by filing a duly executed proxy bearing a later date, or by appearing in person and voting by ballot at the Meeting. Any shareholder of record as of the Record Date attending the Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a shareholder at the Meeting will not constitute revocation of a previously given proxy. Any instrument of revocation should be sent to Atlantic Realty Trust, 747 Third Avenue, New York, New York, 10017,
Attention: Edwin R. Frankel.

     The Trust's 2000 Annual Report (the "Annual Report") is being mailed to the shareholders concurrently with this Proxy Statement. The Annual Report, however, is not part of the proxy solicitation material. Additional copies of the Annual Report or the Trust's Annual Report on Form 10-K for the year ended December 31, 2000, may be obtained, without charge, by writing to the Trust, Attention: Edwin
R. Frankel.


                        PROPOSAL 1: ELECTION OF TRUSTEES

     The Board of Trustees of the Trust consists of six trustees. At the Meeting, each of the six trustees will be elected to serve on the Board of Trustees until the Trust's annual meeting in 2002 or until his successor is duly elected and qualified or until his earlier death, resignation or removal. The Board of Trustees has nominated each of the persons listed under the caption "Information Regarding Trustee Nominees" below to serve as trustees of the Trust. Each of these nominees is currently serving as trustee of the Trust.

     If for any reason any of the nominees becomes unavailable for election, the proxies solicited will be voted for such substitute nominees as are selected by the Board of Trustees. The Trust has no reason to believe that any of the nominees is not available or will not serve as a trustee if elected.

Information Regarding Trustee Nominees

     Set forth in the following table is certain information with respect to each nominee nominated to serve as a trustee:


Name of Trustee     Age            Principal Occupation               Year First
/Nominee for        ---            --------------------                Became a
Election                                                               Trustee
---------------                                                        -------

Joel M. Pashcow..... 58    Chairman and President of  the Trust         1996
                           since its inception on February 29,
                           1996.  He has been a member  of the
                           Bar of the State of New York  since
                           1968.  Chairman of RPS Realty Trust
                           ("RPS"  and  now   Ramco-Gershenson
                           Properties  Trust), the predecessor
                           of  the   Trust,   from   inception
                           (December  1988)  through May 1996.
                           Mr.   Pashcow  is  a  graduate   of
                           Cornell  University and Harvard Law
                           School.   Mr.  Pashcow  is  also  a
                           trustee     of     Ramco-Gershenson
                           Properties  Trust  (f/k/a  RPS) and
                           Chairman    of    its     Executive
                           Committee.

Edwin J. Glickman....68    Executive Vice President of  Capital         1996
                           Lease  Funding   Corp.,  a  company
                           engaged in  commercial  real estate
                           lending,  since January 1995. Prior
                           to that, Mr. Glickman was President
                           of the Glickman Organization,  Inc.
                           ("Glickman")  from  January 1992 to
                           December 1994.  Glickman  conducted
                           real estate  investment  consulting
                           services and real estate  financial
                           services,     including    mortgage
                           brokerage, arranging joint ventures
                           and  equity  financing.   Prior  to
                           that, Mr.  Glickman was Chairman of
                           the    Executive    Committee    of
                           Schoenfeld Glickman Maloy Inc. from
                           May 1989, a company that  conducted
                           real  estate  financial   services,
                           including    mortgage    brokerage,
                           arranging joint ventures and equity
                           financing.     He    also    served
                           successively   as  Executive   Vice
                           President,   President   and   Vice
                           Chairman  of  Sybedon   Corporation
                           from  1977  to  1993,  which  is  a
                           company that  conducted real estate
                           financial    services,    including
                           mortgage brokerage, arranging joint
                           ventures and equity  financing.  In
                           all  positions,  Mr.  Glickman  has
                           been   engaged   in   real   estate
                           financial    services,    including
                           mortgage brokerage, arranging joint
                           ventures and equity financing.

Stephen R. Blank....55     Senior Fellow, Finance  of the Urban         1996
                           Land Institute  ("ULI").  Mr. Blank
                           is also a  director  of West  Coast
                           Hospitality Corporation, a New York
                           Stock  Exchange-listed  corporation
                           and  BNP  Residential   Properties,
                           Inc.,     an     American     Stock
                           Exchange-listed   REIT.   Prior  to
                           joining the ULI in December,  1998,
                           Mr.  Blank was a Managing  Director
                           of    CIBC    Oppenheimer     Corp.
                           ("Oppenheimer")  since  November 1,
                           1993. Prior to joining Oppenheimer,
                           Mr. Blank was a Managing  Director,
                           Real Estate Corporate  Finance,  of
                           Cushman & Wakefield,  Inc. for four
                           years. Prior to that, Mr. Blank was
                           associated   for  ten  years   with
                           Kidder,  Peabody & Co. Incorporated
                           as  a  Managing   Director  of  the
                           firm's Real Estate Group. Mr. Blank
                           graduated from Syracuse  University
                           in 1967 and was  awarded  a Masters
                           Degree in  Business  Administration
                           (Finance  Concentration) by Adelphi
                           University  in 1971. He is a member
                           of the ULI and the American Society
                           of Real  Estate  Counselors.  Since
                           September  1998, Mr. Blank has been
                           an  adjunct  professor  in the Real
                           Estate  Executive  MBA  Program  at
                           Columbia University Graduate School
                           of Business. He has lectured before
                           the Practicing  Law Institute,  the
                           Urban   Land   Institute   and  the
                           International  Council of  Shopping
                           Centers.   Mr.   Blank  is  also  a
                           trustee     of     Ramco-Gershenson
                           Properties Trust (f/k/a RPS).

Edward Blumenfeld...60     A    principal    of      Blumenfeld         1996
                           Development  Group,  Ltd.,  a  real
                           estate development firm principally
                           engaged  in  the   development   of
                           commercial properties, since 1978.

Arthur H. Goldberg..58     President  of Manhattan  Associates,         1996
                           LLC,  a  merchant  and   investment
                           banking firm since  February  1994.
                           Prior to  that,  Mr.  Goldberg  was
                           Chairman  of Reich & Company,  Inc.
                           (f/k/a Vantage Securities, Inc.), a
                           securities brokerage and investment
                           brokerage firm from January 1990 to
                           December  1993.  Mr.  Goldberg  was
                           employed by  Integrated  Resources,
                           Inc. from its inception in December
                           1968,   as   President   and  Chief
                           Operating Officer from May 1973 and
                           as  Chief  Executive  Officer  from
                           February  1989 until  January 1990.
                           On February  13,  1990,  Integrated
                           Resources,  Inc.  filed a voluntary
                           petition for  reorganization  under
                           Chapter  11 of  the  United  States
                           Bankruptcy  Code. Mr.  Goldberg has
                           been a  member  of  the  Bar of the
                           State of New York since 1967. He is
                           a graduate  of New York  University
                           School of  Commerce  and its School
                           of  Law.  Mr.  Goldberg  is  also a
                           trustee     of     Ramco-Gershenson
                           Properties Trust (f/k/a RPS).

William A. Rosoff...57     Vice   Chairman  of   the  Board  of         1996
                           Directors of Advanta Corporation, a
                           financial  services company,  since
                           January   1996  and   President  of
                           Advanta  Corporation  since October
                           1999. Prior thereto, Mr. Rosoff was
                           associated  with  the  law  firm of
                           Wolf, Block, Schorr and Solis-Cohen
                           since 1969,  where he was a partner
                           since  1975.  Mr.  Rosoff is a past
                           chairman of that  firm's  Executive
                           Committee and is a past chairman of
                           its  tax  department.   Mr.  Rosoff
                           serves  on  the  Legal   Activities
                           Policy  Board of Tax  Analyst,  the
                           Advisory  Board for Warren,  Gorham
                           and Lamont's Journal of Partnership
                           Taxation, and has served on the Tax
                           Advisory    Boards   of    Commerce
                           Clearing House,  and Little,  Brown
                           and Company.  Mr Rosoff also serves
                           on  the  Advisory   Group  for  the
                           American  Law  Institute's  ongoing
                           Federal  Income Tax  Project;  as a
                           consultant  for the  ALI's  current
                           study  of  the   Taxation  of  Pass
                           Through Entities. He is a fellow of
                           the   American   College   of   Tax
                           Counsel.  Mr. Rosoff also serves as
                           a member of the Board of  Directors
                           of the Philadelphia  Chapter of the
                           American  Jewish  Congress and is a
                           member of the Board of  Regents  of
                           the  Philadelphia  Chapter  of  the
                           American Society for Technion.  Mr.
                           Rosoff  earned a B.S.  degree  with
                           honors  from Temple  University  in
                           1964,  and  earned an L.L.B.  magna
                           cum laude  from the  University  of
                           Pennsylvania Law School in 1967.


Recommendation of the Board of Trustees

     The Board of Trustees of the Trust recommends a vote FOR each of Joel M. Pashcow, Edwin J. Glickman, Stephen R. Blank, Edward Blumenfeld, Arthur H. Goldberg and William A. Rosoff as trustees of the Trust to hold office until his successor is duly elected and qualified or until his earlier death, resignation or removal.

Executive Officers

     The following discussion sets forth the names, ages and business histories of the executive officers of the Trust. Information concerning the business experience of Mr. Pashcow is provided under the section caption "Information Regarding Trustee Nominees."

     Edwin R. Frankel (age 55) became Executive Vice President, Chief Financial Officer and Secretary of the Trust in May 1996. From 1988 to May 1996, Mr.
Frankel was employed in a variety of positions with RPS (now known as Ramco-Gershenson Properties Trust), most recently as its Senior Vice President and Chief Financial Officer.


                    THE BOARD OF TRUSTEES AND ITS COMMITTEES

     Trustee Meetings. The business of the Trust is conducted under the general management of the Board of Trustees as required by the Trust's Bylaws and the laws of Maryland, the Trust's state of formation. There are presently six trustees. During the year ended December 31, 2000, the Board of Trustees held two formal meetings, from one of which Messrs. Goldberg and Rosoff were absent.

     The Trust's Board of Trustees presently has an Audit Committee and a Disposition Committee. The Trust's Board of Trustees has no standing Nominating Committee or Compensation Committee, with the entire Board of Trustees acting in such capacities. The Trust may, from time to time, form other committees as circumstances warrant. Such committees will have the authority and responsibility as delegated by the Board of Trustees.

     Audit Committee. The Audit Committee was established on October 22, 1997, and currently consists of Messrs. Blank, Goldberg and Glickman. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The Audit Committee held one formal meeting during 2000. On February 10, 2000, Mr. Glickman was appointed as a third member of the Audit Committee in order for the Trust to be in compliance with new regulations promulgated by the Securities and Exchange Commission and the NASDAQ Stock Market regarding the size, duties and responsibilities of audit committees of public companies. The Board of Trustees has adopted a written charter for the Audit Committee. A copy of the Audit Committee Charter is attached as Appendix 1 to this Proxy Statement.

     Disposition Committee. The Disposition Committee consists of Messrs. Blumenfeld, Glickman and Blank. The Disposition Committee makes recommendations and helps to structure, with the cooperation of Management, the orderly disposition of the Trust's assets, During 2000, the Disposition Committee conducted ongoing discussions regarding the orderly disposition of the Trusts' remaining real estate asset, however, no formal meetings of the Disposition Committee were held.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Trust's Board of Trustees determines compensation for the Trust's sole executive officer that receives compensation from the Trust. Although Mr.
Pashcow, the Trust's Chairman and President, participates in these deliberations, he is not compensated by the Trust for the services he provides to the Trust. None of such persons had any relationships requiring disclosure under applicable rules and regulations.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Shown below is certain information as of March 14, 2001, with respect to the beneficial ownership of Shares by each Trustee, executive officer and each person known to the Trust to beneficially hold more than 5% of the Shares:


Name of                                            Number of Shares     Percent
Beneficial Owner                                 Beneficially Owned(1) of Class
----------------                                 --------------------- --------

Joel M. Pashcow................................        95,142(2)         2.64%
Arthur H. Goldberg.............................        24,487(3)           *
William A. Rosoff .............................          125(4)            *
Stephen R. Blank ..............................          981(5)            *
Edward Blumenfeld .............................          125               *
Edwin J. Glickman .............................           0                *
Edwin R. Frankel ..............................           0                *
All Trustees and Executive Officers
as a group (7 persons).........................        119,872           3.37%
Private Management Group, Inc., an investment
advisor in a fiduciary capacity ...............       681,891(6)        19.15%
Kimco Realty Corporation ......................       345,498(7)         9.7%
Milton Cooper .................................       688,479(8)        19.3%
Magten Asset Management Corp...................       193,750(9)         5.4%

-----------------
*    Less than 1% of class.
(1)  All amounts are directly owned unless stated otherwise.
(2) Includes 25,890 Shares held in an individual retirement account (an "IRA") for the benefit of Mr. Pashcow, a retirement savings plan, a pension and profit sharing account and money purchase plan. Also includes 47,662 Shares owned by an irrevocable trust of which Mr. Pashcow is a trustee, an irrevocable trust for his daughter and a foundation of which Mr. Pashcow is trustee (for all of which trusts Mr. Pashcow has shared voting and investment powers). Mr. Pashcow disclaims beneficial ownership of the Shares owned by the foundation and each of the trusts.
(3) Includes 19,563 Shares owned by Mr. Goldberg's wife, 1,875 Shares owned by trusts for his daughters and 3,050 Shares owned by a pension trust. Mr. Goldberg disclaims beneficial ownership of the Shares owned by his wife and the trusts for his daughters.
(4) Includes 125 Shares held by Mr. Rosoff as trustee for his sister, Barbara Rosoff, pursuant to a trust indenture dated December 30, 1991.
(5) Includes 706 Shares owned by trusts for Mr. Blank's daughters and 275 Shares held in an IRA account for the benefit of Mr. Blank. Mr. Blank disclaims beneficial ownership of the Shares owned by the trusts for his daughters.
(6) Beneficial ownership information is based on the Schedule 13G/A filed by Private Management Group, Inc with the Securities and Exchange Commission on February 6, 2001. The business address of Private Management Group, Inc. is 20 Corporate Park, Suite 400, Irvine, California 92606.
(7) Beneficial ownership information is based on the Schedule 13D filed by Milton Cooper and Kimco Realty Corporation with the Securities and Exchange Commission on August 23, 2000. The business address of Milton Cooper and Kimco Realty Corporation is 3333 New Hyde Park Rd., New Hyde Park, NY 11042.
(8) Beneficial ownership information is based on the Schedule 13D filed by Milton Cooper and Kimco Realty Corporation with the Securities and Exchange Commission on August 23, 2000, and information provided to the Trust by Kimco Realty Corporation. The 688,479 shares include 32,951 shares owned by Mr. Cooper, which are beneficially owned with sole voting and disposition power, and 655,528 shares for which Kimco Realty Services, Inc., of which Mr. Cooper owns 60% of the outstanding voting common stock, has shared voting and disposition power. The business address of Milton Cooper and Kimco Realty Corporation is 3333 New Hyde Park Rd., New Hyde Park, NY 11042.
(9) Beneficial ownership information is based on the Schedule 13G/A filed with the Securities and Exchange Commission on February 13, 2001 by Magten Asset Management Corp. Of the 193,750 shares beneficially owned, 45,350 shares are owned with shared power to vote or direct the vote of such shares and all 193,750 shares are owned with shared power to dispose or direct the disposition of such shares. The business address of Magten Asset Management Corp. is 35 East 21st Street, New York, NY 10010.

MANAGEMENT COMPENSATION AND TRANSACTIONS

     Mr. Pashcow receives no cash compensation for serving as an executive officer of the Trust. Except for Mr. Frankel, no other executive officer of the Trust received total annual compensation in excess of $100,000 during any of the Trust's three most recent fiscal years.


                                                                 Long Term Compensation
                                     Annual Compensating                                  Payouts
                                        Awards
   Name and             Year    Salary($)   Bonus($)     Other Annual     Restricted     Securities     LTIP       All Other
 Principal                                               Compensation     Stock          Underlying  Payouts($)   Compensation
 Position                                                ($)              Award(s)        Options/

Edwin R. Frankel*......  1998   146,634    None          3,762**          None           None         None          None
(Executive Vice
President, Chief         1999   160,735    None          4,837**          None           None         None          None
Financial Officer
and Secretary)           2000   165,557    None          5,142**          None           None         None          None


-----------
*    No other executive officer received compensation in excess of $100,000.

** Includes approximately $1,000 in imputed interest under a loan extended from the Trust to Mr. Frankel under his employment agreement described below. See "Report on Executive Compensation".


                              TRUSTEE COMPENSATION

     The Trustees do not receive any compensation for serving as Trustees and likewise do not receive any compensation for attending meetings or for serving on any committee of the Board of Trustees; however, Trustees do receive reimbursement of travel and other expenses and other out-of-pocket disbursements incurred in connection with attending any meetings. During 2000, Messrs. Edwin Glickman and Edward Blumenfeld each earned fees of $25,000 in connection with services they provided to the Trust as members of the Disposition Committee. It is expected that Messrs. Glickman and Blumenfeld will continue to be compensated for the services that they provide to the Trust in their capacities as members of the Disposition Committee.

                        REPORT ON EXECUTIVE COMPENSATION

     All decisions regarding executive compensation were made by the Trust's Board of Trustees. During 2000, the compensation payable to Edwin R. Frankel, the Trust's Executive Vice President, Chief Financial Officer and Secretary, was received pursuant to an employment agreement entered into between the Trust and Mr. Frankel on June 11, 1998 (the "Frankel Employment Agreement"). The Frankel Employment Agreement provides for a base salary of $158,000 (as adjusted from time to time, the "Base Salary") per annum. The term of the Frankel Employment Agreement is from June 11, 1998 until the date of a "change of control" of the Trust (as defined in the Frankel Employment Agreement) unless earlier terminated by either Mr. Frankel or the Trust upon written notice. The Frankel Employment Agreement also provides that Mr. Frankel will be entitled to a one-time payment upon the liquidation of the Trust or a Change of Control of 150% of Mr.
Frankel's Base Salary as in effect at such time. In addition, the Frankel Employment Agreement provides for a loan in the principal amount of $37,500, which loan is evidenced by a promissory note, dated June 11, 1998, made by Mr. Frankel in favor of the Trust (the "Frankel Note"). The Frankel Note will be canceled upon the occurrence of certain conditions, including a Change of Control or liquidation of the Trust. In January 2000, the Frankel employment Agreement was amended to additionally provide that Mr. Frankel's estate or designated beneficiary will be entitled to receive a one-time payment of 150% of his Base Salary as in effect at the time of his demise. Mr. Pashcow served as the Trust's Chairman and President during 2000 without compensation.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Stock Performance Graph and the Report on Executive Compensation set forth above shall not be incorporated by reference into any such filings.

                             STOCK PERFORMANCE GRAPH

     The following graph provides a comparison of the cumulative total stockholder return for the period from May 10, 1996 (the date upon which the Shares were issued) through December 31, 2000 (assuming reinvestment of any dividends) among the Trust, the Standard & Poor's ("S&P") 500 Index and the National Association of Real Estate Investment Trust Equity Index (the "NAREIT Equity Index"). On the graph, total return equals appreciation in stock price plus dividends paid. The Trust will provide upon request the names of the companies included in the NAREIT Equity Index. The NAREIT Equity Index is published monthly by the National Association of Real Estate Investment Trusts ("NAREIT") in its publication, REITWatch. The index is available to the public upon request to NAREIT.










                                                  Period Ending
Index               05/14/96  12/31/96  12/31/97  12/31/98  12/31/99  12/31/00
Atlantic
Realty Trust        100.00    123.65    148.07    109.91    98.27     114.10

S&P 500             100.00    112.77    150.41    193.34    234.03    212.71

NAREIT All
Equity REIT Index   100.00    130.06    156.42    129.04    123.08    155.54

SOURCE: GATHERED BY SNL SECURITIES, L.C.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Trust's officers, executive officers and Trustees and persons who own more than ten percent of a registered class of the Trust's equity securities to file reports or ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, trustees and greater than ten percent shareholders are required by regulation of the Commission to furnish the Trust with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Trust believes that, during the fiscal year ended December 31, 2000, all filing requirements applicable to its officers, trustees and greater than ten percent beneficial owners were complied with.


                    PROPOSAL 2: RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Trustees of the Trust, upon recommendation of the Audit Committee, has selected the accounting firm of Deloitte & Touche LLP to serve as independent auditors of the Trust for the fiscal year ending December 31, 2001. Deloitte & Touche LLP has served as the Trust's independent auditors since the Trust's formation in February 1996 and is considered by management of the Trust to be well qualified. The Trust has been advised by that firm that neither it nor any member thereof has any financial interest, direct or indirect, in the Trust or any of its subsidiaries in any capacity. A representative of Deloitte & Touche LLP will be present at the Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

     Although the Trust is not required to submit the ratification of the selection of its independent auditors to a vote of shareholders, the Board of Trustees believes that it is a sound policy to do so. In the event that the majority of the votes cast are against the selection of Deloitte & Touche LLP, the trustees will consider the vote and the reasons thereforin future decisions on the selection of independent auditors.

     Audit Fees. The aggregate fees billed for professional services rendered for the audit of the Trust's annual financial statements for the fiscal year ending December 31, 2000 and for reviews of the financial statements included in the Trust's Form 10-Q for that year were $48,500.

     Financial Information Systems Design and Implementation Fees. Deloitte & Touche LLP did not render professional services relating to financial information systems design and implementation for the fiscal year ended December 31, 2000.

     Non-Audit Fees. The aggregate fees billed by Deloitte & Touche LLP for services rendered to the Trust, other than services described above under "Audit Fees" for the fiscal year ended December 31, 2000, were $13,000. These fees relate to the tax activities of the Trust.


Recommendation of the Board of Trustees

     The Board of Trustees recommends a vote FOR the proposal to ratify the selection of Deloitte & Touche LLP as independent auditors of the Trust.

                             AUDIT COMMITTEE REPORT

The audit committee has reviewed and discussed the audited financial statements contained in the Trust's Annual Report on Form 10-K with the Trust's management and the independent auditors.

The audit committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements of Auditing Standards, AU Section 380), as may be modified or supplemented.

The audit committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence. The Committee has also considered whether the provision of non-audit services is compatible with the accountants' independence.

Based on discussions with management and with the independent accountants, the audit committee recommended to the Board of Trustees that the audited financial statements be included in the Trust's Annual Report on Form 10-K, for the year ended December 31, 2000, filed with the Securities and Exchange Commission.

Members of the Audit Committee:
Stephen R. Blank, Chair
Edwin J. Glickman
Arthur H. Goldberg

                             SOLICITATION OF PROXIES

     The accompanying form of proxy is being solicited on behalf of the Board of Trustees of the Trust. The expenses of solicitation of proxies for the Meeting will be paid by the Trust. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone by directors, trustees and employees of the Trust, who will receive no additional compensation therefor. Upon request, the Trust will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding material to beneficial owners of Shares.


                              ADVANCE NOTICE BY-LAW

     The By-Laws of the Trust provide that in order to nominate a candidate for election as a member of the Board of Trustees at an annual meeting, notice must be delivered to the Secretary of the Trust no more than 90 days nor less than 60 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that if the 2002 annual meeting is advanced by more than 30 days or delayed for more than 60 days from the date of the first anniversary of the 2001 annual meeting, such written notice must be received by the Trust not earlier than the 90th day prior to the date of the 2002 annual meeting and not later than the later of the 60th day prior to such meeting or the tenth day after the first public announcement of the date of such meeting.


                              SHAREHOLDER PROPOSALS

     The Board of Trustees will provide for presentation of proposals by the Trust's shareholders at its Annual Meeting of Shareholders for 2002, provided that such proposals are submitted by eligible shareholders who have complied with the relevant regulations of the Securities and Exchange Commission regarding shareholder proposals and the Trust's By-Laws, a copy of which is available upon written request from the Secretary of the Trust. Shareholder proposals intended to be submitted for presentation at the Trust's Annual Meeting of Shareholders for 2002 must be in writing and must be received by the Trust at its executive offices on or before December 18, 2001 for inclusion in the Trust's Proxy Statement and the form of proxy relating to the 2002 Annual Meeting. Any such proposal should be mailed to: Atlantic Realty Trust, 747 Third Avenue, New York, New York, 10017, Attention: Edwin R. Frankel, Secretary.


OTHER MATTERS

     The Board of Directors does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Meeting. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.


                                   BY ORDER OF THE BOARD OF TRUSTEES





                                   Edwin R. Frankel
                                   Secretary


New York, New York
April 12, 2001

                                   Appendix 1

                              ATLANTIC REALTY TRUST

                             Audit Committee Charter

          Pursuant to Article IV of the Bylaws of Atlantic Realty Trust, a Maryland real estate investment trust (the "Trust"), this charter (the "Charter") of the audit committee (the "Audit Committee") of the board of trustees (the "Board") of the Trust is adopted by the resolution of the Board effective as of May 18, 2000. This Charter sets forth the responsibilities of the Audit Committee and shall be annually reviewed, updated and approved, as necessary, by the full Board.

1.   Role and Independence

     (a) The Audit committee has been established to (i) assist the Board in fulfilling its responsibility and accountability to the shareholders of the Trust for the oversight of the quality and integrity of the accounting, auditing and reporting practices of the Trust and (ii) engage in such other duties and activities as may be delegated to the Audit Committee by the Board pursuant to the Trust's Bylaws. The membership of the Audit Committee shall consist of at least three members of the Board ("Trustees") who are generally knowledgeable in financial and auditing matters, including at least one Trustee with accounting or related financial management expertise.

     (b) Each member of the Audit Committee shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment, and shall meet the independence requirements for serving on audit committees as set forth in the corporate governance standards of the NASDAQ Stock Market.

     (c) The Audit Committee is expected to maintain free and open communication (including private executive sessions at least annually) with the independent accountants and the management of the Trust. In discharging this oversight role, the Audit Committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose.

     (d) The Board shall appoint one member of the Audit committee as chairperson (the "Chairperson"). The Chairperson shall be responsible for leadership of the Audit Committee, including preparing the agenda, presiding over the meetings, making committee assignments and reporting to the Board. The Chairperson will also maintain regular liaison with the CEO, CFO, the lead independent audit partner of the Trust's independent accountants.

2.   Responsibilities

          The Audit committee's primary responsibilities include:

     (a) Recommending to the Board the independent accounting firm to be selected or retained to audit the financial statements of the Trust. In so doing, the Audit Committee shall:

          (i) ensure that it receives from the auditor, on an annual basis and no fewer than 30 days prior to the Trust's annual meeting of shareholders, a written statement that (A) the auditor is in fact independent, and (B) delineating all relationships between the auditor and the Trust, consistent with Independence Standards Board Standard 1;

          (ii) discuss and review with the auditor any disclosed relationships or services that may impact the auditor's objectivity or independence (including a review of the fees paid to the auditor); and

          (iii) recommend to the Board any actions necessary to oversee the auditor's independence.

     (b) Overseeing the independent auditor relationship by discussing with the auditor the nature, scope and rigor of the audit process, receiving and receiving and reviewing audit reports, inquiring or investigating all matters regarding or affecting the Trust that may affect the audit or any review of the financial performance of the Trust and providing the auditor full access to the Audit Committee and the Board to report on any and all appropriate matters.

     (c) Reviewing the audited financial statements and related footnotes and discussing them with management and the independent auditor. These discussions shall include consideration of the quality of the Trust's accounting principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgmental areas, review of audit adjustments (whether or not recorded) and such other inquiries as may be appropriate. Based on its review, the Audit Committee shall make its recommendation to the Board as to the inclusion of the Trust's audited financial statements in the Trust's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission or elsewhere.

     (d) Reviewing with management and the independent auditor the quarterly financial information and related footnotes prior to the Trust\'s filing of Quarterly Reports on Form 10-Q. This review may be performed by the entire Audit Committee or its Chairperson.

     (e) Discussing with management and the external auditors the quality and adequacy of the Trust's internal controls.

     (f) Discussing with management the status of pending litigation, taxation matters and other areas of oversight to the legal and compliance areas as may be appropriate.

     (g) Reporting the activities of the Audit Committee to the full Board and issuing annually a report to be included in the Trust's Notice of Annual Meeting and Proxy Statement (including appropriate oversight conclusions) for submission to the Trust's shareholders.

     (h) Recommending, when appropriate, the replacement of the outside auditor or recommending to the Board for nomination to the Trust's shareholders, the outside auditor to be proposed for shareholder approval in any proxy statement, which outside auditor shall have ultimate accountability to the Committee and the Board as representatives of the shareholders of the Trust.

     The Audit Committee and/or its Chairperson is also empowered to take any actions or engage in such activities that it deems necessary or appropriate to effectuate the foregoing responsibilities. The duties and responsibilities of a member of the Audit Committee are in addition to the duties of a Trustee generally.


                                      # # #

              - PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED -


A  [X] Please mark your
       votes as in this
       example.


                     For all          Withhold authority to
                 nominees listed           vote for all
                    at right         nominees listed at right
1.  ELECTION          [  ]                     [  ]                 Nominees:  Stephen R. Blank
    OF                                                                         Edward Blumenfeld
    TRUSTEES                                                                   Edwin J. Glickman
                                                                               Arthur H. Goldberg
                                                                               Joel M. Pashcow
                                                                               William A. Rosoff


INSTRUCTIONS: To withhold authority to vote for individual nominee(s) strike a line through each such nominee's name in the list at the right. Your shares will be voted for the remaining nominee(s).


2. Ratification of the selection by the              FOR      AGAINST    ABSTAIN
   Board of Trustees of the Trust of                 [  ]       [  ]       [  ]
   Deloitte & Touche LLP as the independent auditors of the Trust for the fiscal year commencing January 1, 2001.


In their discretion, the proxies are authorized to vote upon such matters as may properly come before the 2001 Annual Meeting, or any adjournment thereof, or upon matters incident to the conduct of the 2001 Annual Meeting.


Please read the reverse side of this card.


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.


HAS YOUR ADDRESS CHANGED?          DO YOU HAVE ANY COMMENTS?

-------------------------          -------------------------

-------------------------          -------------------------

-------------------------          -------------------------






SIGNATURE                                            DATE
         ----------------------------------------        -----------------------


SIGNATURE                                            DATE
         ----------------------------------------        -----------------------


Note: Please sign this proxy exactly as your name appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation or partnership, this signature should be that of an authorized officer who should state his or her title.